measurement
SPECIALTIES









Company Overview



April 2010





Embedded Sensing Technologies

Safe Harbor Provision

measurement SPECIALTIES sensing your world

Certain statements made in this presentation are considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Forward looking statements may be identified by such words or phrases as "believe," "expect," "intend," "estimate," "anticipate," "project," "will," "may" and similar expressions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. The forward-looking statements used herein are not guarantees of future performance and involve a number of risks and uncertainties. Please refer to Risk Factors outlined in the Company's SEC reports for more detail. The Company from time-to-time considers acquiring or disposing of business or product lines. Forward-looking statements do not include the impact of acquisitions or dispositions of assets, which could affect results in the near term. Actual results may differ materially. The Company assumes no obligation to update the information provided in this presentation.

Summary

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MEAS Overview

- Publicly traded on NASDAQ: MEAS
- Design/manufacture wide variety of sensors serving virtually all end markets; global footprint with infrastructure in NA/EU/Asia
- Products measure a broad range of physical characteristics, and are designed into medium/high volume OEM products.
- Focus on highly engineered, application specific solutions, where our *product breadth/technology, willingness to customize* and *low cost operating model* provide us strategic advantage.
- Excellent growth through FY08; FY09 & FY10 negatively impacted by global economic crisis; supplementing organic growth and expanding addressable market with synergistic acquisitions continues to be a core strategy.
- **Vision: *Be the supplier of choice to OEMs and select end-users for all of their physical sensing needs***

Aggressive Profitable Growth


Sales $millions
$250
$200
$150
$100
$50
$0
EBITDA $millions
$120
$100
$80
$60
$40
$20
$0
92
16
121
21
200
36
228
41
204
30
FY05
FY06
FY07
FY08
FY09
Sales
Adj EBITDA

Company History

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sensing your world

1983	Company founded as engineering consulting firm. Develops silicon glass/gaging process for low-cost, low power peizoresistive bridge
1985 - 1995	Company develops low cost load cell, which leads to entry into digital bathroom scale market; leading provider to OEMs and retailers. IPO on AMEX in 1988.
1998 - 2000	Company embarks on series of acquisitions designed to increase size/breadth of sensor division; acquires piezo film group from AMP, IC Sensors from P+E, Schaevtiz Sensors from TRW
2002 - 2003	Rapid growth leads to financial mis-steps; company is restructured under Guidone. Post-restructuring, board makes strategic decision to migrate to pure-play sensor company and divest consumer business. Moves to NASDAQ under ticker **MEAS**.
2004 - 2009	Company invests ~$167 million in 14 transactions, significantly expanding product offering and geographic reach. Completely divests consumer business in Dec 2005. 27% CAGR over period (organic + acquisitions).
2010	Today, MEAS is a leading, global sensor supplier to OEMs and end-users, with fiscal 2009 sales in excess of $200 million to 65 countries worldwide. Migrating all sales under one brand: MEAS.

MEAS Acquisitions

Schaevitz Sensors
ICSensors
Piezofilm Sensors
Elekon
Encoderdevices
Humirel
Entran® Sensors & Electronics
HL Planar Technik
ATEX Assistance Technique Expérimentale
BetaTHERM Sensors Temperature Solutions
YSI Temperature
Intersema
Visyx
Atexis
FGP Sensors & Instrumentation

One Company, One Brand

measurement SPECIALTIES


MEAS
4650-050
E000983

All product branding migrated to MEAS

Core Product Portfolio

Pressure Sensors & Transmitters
- -Bonded Foil
- -Piezoresistive MEMS
  - > Si strain gage (microfused)
  - > MEMS die/oil filled






Position Sensors (linear & rotary)
- -LVDT/LVIT, RVDT/RVIT
- -AMR (GMR) Components
- -Magnetic Encoders
- -Inclinometers






Vibration Sensors
- -Piezoresistive MEMS
- -Piezoelectric PVDF
- -Piezoelectric ceramic






Humidity Sensors & FPS
- -Capacitive components & modules
- -Combo sensors (RH+T, RH+T+P, FPS)






Temperature Sensors
- -NTC sensors & probes
- -Ni RTD
- -Thermopile (non-contact)






Sales and Applications

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Sales by Market and Region

Sales by End Market


T&M
Mil / Aero
General OEM
Engine & Vehicle
Medical

Sales by Region


Asia
North America
EMEA

Key Applications by Product Line

Pressure/ Force	•Industrial paint sprayer •Drink dispenser/flow control •Infusion pump/backflow
Position	•Transmission fluid level •Electronic parking brake/level •Gas fuel pump/meter
Vibration	•Auto safety/crash testing •Activity sensor/pacemaker •Health & uptime monitoring (HUMS)
Humidity /Gas	•Windshield fogging prevention •Diesel engine management/emissions •Mass air flow
Temp	•Patient monitoring (skin + invasive) •HVAC "smart" control (non-contact) •Seat heaters
Piezo Film	•Traffic/speed data •Ultrasonic digitizing •Anti-tamper panels/security

Worldwide Resources

2,415 employees worldwide

280 U.S., 525 Europe, 1,610 China


Galway, Ireland
Les Clayes-sous-Bois, Druex, and Fontenay, France
Dortmund, Germany
Bevaix, Switzerland (Intersema)
Toulouse, France
Fremont, CA
Dayton, OH
Hampton, VA
Chengdu, China
Shenzhen, China
Manufacturing and R&D
Global headquarters
Regional headquarters

Recession / Recovery


MEAS Monthly Sales and Bookings
Pre-recession bookings @ ~$20M/month
$ (millions)
20
15
10
5
-
25
20
15
10
5
0
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10
Feb-10
Mar-10
Core Sales
Total Sales
Core Bookings
Total Bookings

MEAS Vision & 3 Year Goals

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- Become the supplier of choice to target OEMs for all of their physical sensing needs
- MEAS strength's
  - Product line breadth (address all of our customer's needs)
  - Geographic footprint (local presence in our key markets)
  - Scale/Cost (cost effectively address custom needs)
- FY13 Goals (3 year targets)
  - Consolidated sales of $300 million, EBITDA of $60 million
  - Double our sales to the medical segment
  - Increase cross-selling: Sell more things to fewer customers

New Products / Programs

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TRICAN: first multi-parameter module in production; measures T/P/RH, used in engine management.



Medical Imaging: Breakthrough new TEE that utilizes catheter significantly smaller than existing technology (can stay w/patient post-op); MEAS is building PE imaging head.



Pressure Module: Utilizes proprietary ASIC to deliver 24-bit resolution in worlds smallest, lowest-power configuration (3mm x 5mm x 1mm).



FPS: Utilizing patented tuning fork technology, sensor simultaneously measures viscosity, density and dielectric constant (and T/P) of bulk fluids.

New China Facility

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- New "Greenfield" facility increases facility space from 140K sq. feet to 240K sq. feet
- Building is complete - Received Certificate of Occupancy in December 08; Grand Opening - January 09
- As of August 09, completely out of former facility
- Favorable feedback from several supplier audits



measurement

Quarterly Results

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(000s) Unaudited	2Q09	3Q09	4Q09	1Q10	2Q10	3Q10
Revenues	**58,888**	**43,299**	**42,759**	**44,741**	**49,087**	**54,755**
COGS	33,851	24,379	26,351	28,514	31,164	32,794
GP	25,037	18,920	16,408	16,227	17,924	21,960
GP %	*42.5%*	*43.7%*	*38.4%*	*36.3%*	*36.5%*	*40.1%*
SGA	16,424	14,883	14,818	15,001	14,248	15,360
% sales	*28%*	*34%*	*35%*	*34%*	*29%*	*28%*
Option Exp (F123)	726	727	691	600	811	865
Op Inc Before Int, Tax and Amort	7,887	3,309	899	626	2,865	5,736
% sales	*13.4%*	*7.6%*	*2.1%*	*1.4%*	*5.8%*	*10.5%*
Amortization	1,359	1,255	1,631	1,709	1,440	1,465
Interest	804	673	905	1,168	1,018	922
Other (Inc)/Exp & Non Controlling Int	561	620	128	(407)	(212)	130
PBT	5,163	761	(1,765)	(1,844)	618	3,220
% sales	*8.8%*	*1.8%*	*-4.1%*	*-4.1%*	*1.3%*	*5.9%*
Tax accrual/(benefit)	1,446	(115)	1,406	(367)	675	(28)
ETR	*28.0%*	*-15.1%*	*-79.6%*	*19.9%*	*109.1%*	*-0.9%*
Net Income/(Loss)	**3,718**	**876**	**(3,171)**	**(1,477)**	**(56)**	**3,248**
Diluted Shares	14,530	14,536	14,492	14,486	14,486	14,686
EPS	**$ 0.26**	**$ 0.06**	**$ (0.22)**	**$ (0.10)**	**$ (0.00)**	**$ 0.22**
Depreciation	1,880	1,756	1,991	2,007	2,047	2,165
Disc. Ops Adjustment					125	-
ITAR Legal Fees						300
Foreign Currency Exchange (Gain)/Loss	396	342	96	(536)	(437)	(64)
Adjusted EBITDA	**10,328**	**5,514**	**3,550**	**3,104**	**5,624**	**8,872**
% sales	*17.5%*	*12.7%*	*8.3%*	*6.9%*	*11.5%*	*16.2%*

Note: The Company's Compensation Committee is considering a discretionary bonus in 4Q FY10 if the LTM EBITDA would otherwise exceed the amount required for covenant compliance. If granted, any bonus would impact 4Q FY10 results, and would be outlined in a subsequent 8K.

Reconciliation of Non-GAAP Financial Measures

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(In Thousands Except for Percentages)	FY05	FY06	FY07	FY08	FY09
Net Sales	**92,268**	**121,417**	**200,250**	**228,383**	**203,943**
Income from Continuing Operations	**9,780**	**10,327**	**11,957**	**16,442**	**5,279**
Add Back:					
Interest	637	2,066	6,106	4,536	3,081
Income Taxes	2,688	3,224	3,127	6,001	4,236
Depreciation & Amortization	3,047	5,516	9,668	9,905	13,211
Foreign Currency Exchange (Gain)/Loss	66	300	767	618	771
Litigation Settlement Expense	-	-	1,275	-	-
Option Expense under SFAS 123R	-	-	2,887	3,397	2,942
Adjusted EBITDA	**16,218**	**21,433**	**35,787**	**40,899**	**29,519**
% of Net Sales	17.6%	17.7%	17.9%	17.9%	14.5%

Note: Adjusted EBITDA is a non-GAAP financial measure. Additional information concerning this non-GAAP financial measure may be found in the Company's earnings press release dated February 3, 2010 that is posted on our website (www.meas-spec.com)